Fees Summary	Oct. 16, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 12,920,552.55
Previously Paid Amount	1,784.32
Total Fee Amount	1,784.32
Total Offset Amount	0.00
Net Fee	$ 0.00